Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

11. Commitments and Contingencies

Commitments

Aldoxorubicin

The agreement relating to our worldwide rights to aldoxorubicin provides for our payment of up to an aggregate of $7.5 million upon meeting specified clinical and regulatory milestones up to and including the product’s second, final marketing approval. We also will be obliged to pay:

●	commercially reasonable royalties based on a percentage of net sales (as defined in the agreement);

●	a percentage of any non-royalty sub-licensing income (as defined in the agreement); and

●	milestones of $1,000,000 for each additional final marketing approval that we might obtain.

Arimoclomol

The agreement relating to our worldwide rights to arimoclomol provides for our payment of up to an aggregate of $3.65 million upon receipt of milestone payments from KemPharm.

Innovive

Under the merger agreement by which we acquired Innovive, we agreed to pay the former Innovive stockholders a total of up to approximately $18.3 million of future earnout merger consideration, subject to our achievement of specified net sales under the Innovive license agreements. The earnout merger consideration, if any, will be payable in shares of our common stock, subject to specified conditions, or, at our election, in cash or by a combination of shares of our common stock and cash. Our common stock will be valued for purposes of any future earnout merger consideration based upon the trading price of our common stock at the time the earnout merger consideration is paid.

As of December 31, 2022, no amounts are due under the above agreements.

Contractual obligations

LadRx’s current contractual obligations that will require future cash payments for the following Employment Agreements as follows (in thousands):

Employment Agreements (1)
2023	961
2024	936
2025	936
2026	468
Thereafter	—
Total	$3,301

(1)	Employment agreements include management contracts which have been revised from time to time. The employment agreements for the Company’s executive officers provide for minimum salaries, which are adjusted annually at the discretion of the Company’s Compensation Committee, and in some cases provide for minimum annual bonuses and employee benefits, as well. New employment agreements for the Company’s other executive officers are usually entered into annually.

Contingencies

The Company is occasionally involved in legal proceedings and other matters arising from the normal course of business. On November 30, 2022, Jerald Hammann (“Hammann”) filed a complaint (the “Complaint”) against the Company, Mr. Caloz, and Mr. Kriegsman (together, “Defendants”) in the Court of Chancery of the State of Delaware, alleging various violations of a Cooperation Agreement, dated August 21, 2020, by and between the Company and Hammann.  The Complaint alleges breaches of a provision limiting the Board’s ability to effect discretionary compensation and a non-disparagement provision. The Complaint further alleges a breach of a purported implied obligation that the Company disclose various internal records to Hammann. Defendants believe the Complaint is wholly without merit and have moved to dismiss the Complaint in its entirety. Defendants intend to litigate vigorously against Hammann’s claims.

The Company intends to vigorously defend against any complaint. We have directors’ and officers’ liability insurance, which will be utilized, after the deductible, in the defense of any matter involving our directors or officers.

The Company evaluates developments in legal proceedings and other matters on a quarterly basis. If an unfavorable outcome becomes probable and reasonably estimable, we could incur charges that could have a material adverse impact on our financial condition and results of operations for the period in which the outcome becomes probable and reasonably estimable.

In December 2019, a novel strain of coronavirus, COVID-19, was first identified in China and has surfaced in several regions across the world. In March 2020, the disease was declared a pandemic by the World Health Organization. As the situation with Covid-19 continues to evolve, the companies which are working to further develop and commercialize our products, ImmunityBio and Orphazyme, could be materially and adversely affected by the risks, or the public perception of the risks, related to this pandemic. Among other things, the active and planned clinical trials by ImmunityBio and Orphazyme and their regulatory approvals, if any, may be delayed or interrupted, which could delay or adversely affect the Company’s potential receipt of milestone and royalty payments within the disclosed time periods and increase expected costs. As of the date of this filing, senior management and administrative staff are working primarily remotely.